Exhibit 99.1
                                 ------------
               CSC Computational Materials dated March 11, 2005


                              ABS New Transaction

                        Revised Computational Materials
                        -------------------------------


                                $2,990,400,000
                                 (Approximate)

                                  CWABS, Inc.
                                   Depositor

                          ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-1




                               [OBJECT OMITTED]
                                  HOME LOANS
                          Seller and Master Servicer


     [OBJECT OMITTED]Countrywide(R)                                      Computational Materials for
     ------------------------------             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


The attached tables and other sample pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information regarding the assets herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.


Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.


Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a sample pool of Mortgage Loans expected to be included in the Trust along with other Mortgage Loans on the Closing Date. In addition, certain Mortgage Loans contained in this sample pool may be deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date. This sample pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the sample pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the sample pool.


Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.


Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.


Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


     [OBJECT OMITTED]Countrywide(R)                                      Computational Materials for
     ------------------------------             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


Preliminary Term Sheet                                  Date: March [11], 2004

                         $2,990,400,000 (Approximate)
                CWABS Asset-Backed Certificates, Series 2005-1


=================================================================================================================================

               Principal         WAL          Payment Window     Expected Ratings    Last Scheduled        Certificate
 Class (1)     Amount(2)      Call/Mat(3)    (Mos) Call/Mat(3)   (S&P/Moody's)(4)   Distribution Date          Type
 ---------     ---------      -----------    -----------------   ----------------   -----------------          ----
AF-1(5)      $198,467,000     1.00 / 1.00     1 - 23 / 1 - 23         AAA/Aaa            Aug 2023       Floating Rate Senior
                                                                                                        Sequential
AF-2(5)      $22,435,000      2.00 / 2.00    23 - 26 / 23 - 26        AAA/Aaa            Nov 2024       Fixed Rate Senior
                                                                                                        Sequential
AF-3(5)      $130,575,000     3.00 / 3.00    26 - 52 / 26 - 52        AAA/Aaa            Sep 2031       Fixed Rate Senior
                                                                                                        Sequential
AF-4(5)      $35,623,000      5.00 / 5.00    52 - 70 / 52 - 70        AAA/Aaa            Feb 2033       Fixed Rate Senior
                                                                                                        Sequential
AF-5A5)      $39,5 00,000       6.28 /       70 - 76 / 70 - 252       AAA/Aaa            Jul 2035       Fixed Rate Senior
                                 10.73                                                                  Sequential
AF-5B5)      $30,000,000        6.28 /       70 - 76 / 70 - 252       AAA/Aaa            Jul 2035       Fixed Rate Senior
                                 10.73                                                                  Sequential
AF-6(5)      $60,000,000      5.72 / 6.82    37 - 76 / 37 - 250       AAA/Aaa            Jun 2035       Fixed Rate Senior Lockout
MF-1(5)      $16,800,000      5.43 / 7.22    39 - 76 / 39 - 204      [AA+/Aa1]           Jun 2035       Fixed Rate Mezzanine
MF-2(5)      $14,700,000      5.43 / 7.19    39 - 76 / 39 - 196      [AA/Aa2]            May 2035       Fixed Rate Mezzanine
MF-3(5)      $9,000,000       5.43 / 7.16    39 - 76 / 39 - 187      [AA-/Aa3]           May 2035       Fixed Rate Mezzanine
MF-4(5)      $9,000,000       5.43 / 7.12    39 - 76 / 39 - 180       [A+/A1]            Apr 2035       Fixed Rate Mezzanine
MF-5(5)      $7,500,000       5.43 / 7.08    39 - 76 / 39 - 172       [A/A2]             Mar 2035       Fixed Rate Mezzanine
MF-6(5)      $7,200,000       5.43 / 7.03    39 - 76 / 39 - 164       [A-/A3]            Feb 2035       Fixed Rate Mezzanine
MF-7(5)      $6,000,000       5.43 / 6.96    39 - 76 / 39 - 155     [BBB+/Baa1]          Jan 2035       Fixed Rate Mezzanine
MF-8(5)      $6,000,000       5.43 / 6.86    39 - 76 / 39 - 146     [BBB/Baa2]           Nov 2034       Fixed Rate Mezzanine
BF(5)        $6,000,000       5.43 / 6.69    39 - 76 / 39 - 134     [BBB-/Baa3]          Aug 2034       Fixed Rate Subordinate
1-AV-1(6)    $451,953,000     1.00 / 1.00     1 - 24 / 1 - 24         AAA/Aaa            Feb 2029       Floating Rate Senior
1-AV-2(6)    $229,761,000     3.00 / 3.00    24 - 76 / 24 - 82        AAA/Aaa            Jan 2035       Floating Rate Senior
1-AV-3(6)    $24,946,000      6.32 / 8.96    76 - 76 / 82 - 152       AAA/Aaa            Jul 2035       Floating Rate Senior
2-AV-1(7)    $560,882,000     1.95 / 2.05     1 - 76 / 1 - 152        AAA/Aaa            Jul 2035       Floating Rate Super Senior
2-AV-2(7)    $140,220,000     1.95 / 2.05     1 - 76 / 1 - 152        AAA/Aaa            Jul 2035       Floating Rate Senior
                                                                                                        Support
3-AV-1(8)    $287,922,000     1.00 / 1.00     1 - 24 / 1 - 24         AAA/Aaa            Jul 2028       Floating Rate Super Senior
3-AV-2(8)    $160,132,000     3.28 / 3.55    24 - 76 / 24 - 152       AAA/Aaa            Jul 2035       Floating Rate Super Senior
3-AV-3(8)    $49,784,000      1.82 / 1.91     1 - 76 / 1 - 152        AAA/Aaa            Jul 2035       Floating Rate Senior
                                                                                                          Support
MV-1(9)      $124,800,000     4.33 / 4.59    42 - 76 / 42 - 130      [AA+/Aa1]           Jul 2035       Floating Rate Mezzanine
MV-2(9)      $82,800,000      4.13 / 4.38    40 - 76 / 40 - 122      [AA/Aa2]            Jun 2035       Floating Rate Mezzanine
MV-3(9)      $50,400,000      4.07 / 4.30    40 - 76 / 40 - 116      [AA-/Aa3]           Jun 2035       Floating Rate Mezzanine
MV-4(9)      $46,800,000      4.03 / 4.25    39 - 76 / 39 - 112       [A+/A1]            Jun 2035       Floating Rate Mezzanine
MV-5(9)      $43,200,000      4.02 / 4.21    38 - 76 / 38 - 107       [A/A2]             May 2035       Floating Rate Mezzanine
MV-6(9)      $40,800,000      3.99 / 4.16    38 - 76 / 38 - 101       [A-/A3]            May 2035       Floating Rate Mezzanine
MV-7(9)      $37,200,000      3.99 / 4.12    38 - 76 / 38 - 95      [BBB+/Baa1]          Apr 2035       Floating Rate Mezzanine
MV-8(9)      $30,000,000      3.97 / 4.04    37 - 76 / 37 - 88      [BBB/Baa2]           Mar 2035       Floating Rate Mezzanine
BV(9)        $30,000,000      3.94 / 3.95    37 - 76 / 37 - 80      [BBB-/Baa3]          Jan 2035       Floating Rate Subordinate
---------------------------------------------------------------------------------------------------------------------------------
  Total:    $2,990,400,000
=================================================================================================================================


(1) The margins on the Class 1-AV-1, Class 1-AV-2, Class 1-AV-3, Class 2-AV-1, Class 2-AV-2, Class 3-AV-1, Class 3-AV-2 and Class 3-AV-3 Certificates double and the margins on the Floating Rate Subordinate Certificates are equal to 1.5x the related original margin after the Clean-up Call date. The fixed rate coupon on the Class AF-5A and AF-5B Certificates increases by 0.50% after the Clean-up Call date.
(2) The principal balance of each Class of Certificates is subject to a 10% variance.
(3)  See "Pricing Prepayment Speed" below.
(4) Rating Agency Contacts: [David Glehan, Standard & Poors, 212.438.7324]; Rachel Peng, Moody's Ratings, (212) 553-3831.
(5) The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5A, Class AF-5B and Class AF-6 Certificates (collectively, the "Class AF Certificates") and the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7, Class MF-8 and Class BF Certificates (collectively the "Fixed Rate Subordinate Certificates") are backed primarily by the cashflows from the Group 1 Mortgage Loans. Under certain conditions referred to under "Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Certificate(s) related to the other loan group(s).
(6) The Class 1-AV-1, Class 1-AV-2 and Class 1-AV-3 Certificates (collectively the "Class 1-AV Certificates") are backed primarily by the cashflows from the Group 2 Mortgage Loans. Under certain conditions referred to under "Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Certificate(s) related to the other loan group(s).





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


     [OBJECT OMITTED]Countrywide(R)                                      Computational Materials for
     ------------------------------             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


(7) The Class 2-AV-1 and Class 2-AV-2 Certificates (collectively the "Class 2-AV Certificates") are backed primarily by the cashflows from the Group 3 Mortgage Loans. Under certain conditions referred to under "Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Certificate(s) related to the other loan group(s).
(8) The Class 3-AV-1, Class 3-AV-2 and Class 3-AV-3 Certificates (collectively the "Class 3-AV Certificates") are backed primarily by the cashflows from the Group 4 Mortgage Loans. Under certain conditions referred to under "Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Certificate(s) related to the other loan group(s).
(9) The Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV Certificates (collectively, the "Floating Rate Subordinate Certificates" and, together with the Fixed Rate Subordinate Certificates, the "Subordinate Certificates") are backed by the cashflows from the Group 2, Group 3 and Group 4 Mortgage Loans.





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


     [OBJECT OMITTED]Countrywide(R)                                      Computational Materials for
     ------------------------------             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------



Trust:                         Asset-Backed Certificates, Series 2005-1.

Depositor:                     CWABS, Inc.

Seller:                        Countrywide Home Loans, Inc. ("Countrywide").

Master Servicer:               Countrywide Home Loans Servicing LP.

Underwriters:                  Countrywide Securities Corporation (Lead Manager), Greenwich Capital Markets, Inc.
                               (Co- Manager) and Bear Stearns & Co. Inc. (Co-Manager).

Trustee:                       The Bank of New York, a New York banking corporation.

Fixed Rate Certificates:       The "Fixed Rate Certificates" consist of the Class AF Certificates (other than the
                               Class AF-1 Certificates) and the Fixed Rate Subordinate Certificates.

Floating Rate Certificates:    The "Floating Rate Certificates" consist of the Class AF-1, Class 1-AV, Class 2-AV and Class 3-AV Certificates and the Floating Rate Subordinate Certificates.

Senior Certificates:           Together, the Class 1-AV Certificates, Class 2-AV Certificates and Class 3-AV
                               Certificates (the "Class AV Certificates") and the Class AF Certificates are
                               referred to herein as the "Senior Certificates."

Offered Certificates:          The Senior Certificates and the Subordinate Certificates are together referred to herein as the "Offered Certificates" and are expected to be offered as described in the final prospectus supplement.

Non-Offered Certificates:      The "Non-Offered Certificates" consist of the Class CF, Class PF, Class CV, Class PV and Class A-R Certificates.

                               The Offered Certificates and Non-Offered Certificates are together referred to herein as the "Certificates."

Federal Tax Status:            It is  anticipated  that the  Certificates  (other than the Class A-R  Certificates)
                               will represent ownership of REMIC regular interests for tax purposes.

Registration:                  The  Offered  Certificates  will  be  available  in  book-entry  form  through  DTC,
                               Clearstream and the Euroclear System.

Statistical Pool
Calculation Date:              March [1], 2005.

Cut-off Date:                  As to any  Mortgage  Loan,  the later of March 1, 2005 and the  origination  date of such Mortgage Loan.

Expected Pricing Date:         March [14], 2005.

Expected Closing Date:         March [30], 2005.

Expected Settlement Date:      March [30], 2005.

Distribution Date:             The  25th  day of each  month  (or,  if not a  business  day,  the  next  succeeding business day), commencing in April 2005.

Accrued Interest:              The  price to be paid by  investors  for the  Floating  Rate  Certificates  will not include accrued  interest (i.e.,  settling flat).  The price to be paid by investors for the Fixed Rate  Certificates  will include  accrued  interest from March 1, 2005 up to, but not including, the Settlement Date.





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


     [OBJECT OMITTED]Countrywide(R)                                      Computational Materials for
     ------------------------------             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------



Interest Accrual Period:       The "Interest Accrual Period" for each Distribution Date with respect to the
                               Floating Rate Certificates will be the period beginning with the previous
                               Distribution Date (or, in the case of the first Distribution Date, the Closing Date)
                               and ending on the day prior to such Distribution Date (on an actual/360 day basis).
                               The "Interest Accrual Period" for each Distribution Date with respect to the Fixed
                               Rate Certificates will be the calendar month preceding the month in which such
                               Distribution Date occurs (on a 30/360 day basis).

ERISA Eligibility:             The Offered Certificates are expected to be eligible for purchase by employee benefit plans and similar plans and arrangements that are subject to Title I of
                               ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended, subject to certain considerations.

SMMEA Eligibility:             The Senior Certificates, Class [MF-1, Class MF-2, Class MF-3, Class MV-1, Class MV-2
                               and the Class MV-3] Certificates will constitute "mortgage related securities" for the purposes of SMMEA. The remaining Certificates will not constitute "mortgage related securities" for purposes of SMMEA

Optional Termination:          The "Clean-up Call" may be exercised once the aggregate principal balance of the
                               Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Closing Date Pool as of the Cut-off Date.

Pricing Prepayment Speed:      The Senior Certificates and the Subordinate Certificates will be priced based on the following collateral prepayment assumptions:

                               --------------------------------------------------------------------------------------
                               Fixed Rate Mortgage Loans (Group 1)
                               --------------------------------------------------------------------------------------
                               100% PPC assumes 20% HEP (i.e., prepayments start at 2.0% CPR in month one, and increase by 2.0% CPR each month to 20% CPR in month ten, and remain at 20% CPR thereafter).
                               --------------------------------------------------------------------------------------

                               --------------------------------------------------------------------------------------
                               Adjustable Rate 2/28 Mortgage Loans (Group 2, Group 3 and Group 4) *
                               --------------------------------------------------------------------------------------
                               100% PPC, which assumes 6% CPR in month 1, an additional 1/11th of 26% CPR for each month thereafter, building to 32% CPR in month 12 and remaining constant at 32% CPR until month 24, increasing to and remaining constant at 60% CPR from month 25 until month 28, decreasing 1/12th of 28% CPR for each month thereafter, decreasing to 32%
                               CPR in Month 40 and remaining constant at 32% CPR from month 41 and thereafter;
                               provided, however, the prepayment rate will not exceed 85% CPR per annum in any period for any percentage of PPC.
                               --------------------------------------------------------------------------------------

                               --------------------------------------------------------------------------------------
                               Adjustable Rate 3/27 Mortgage Loans (Group 2, Group 3 and Group 4) *
                               --------------------------------------------------------------------------------------
                               100% PPC, which assumes 6% CPR in month 1, an additional 1/11th of 26% CPR for each month thereafter, building to 32% CPR in month 12 and remaining constant at 32% CPR until month 36, increasing to and remaining constant at 60% CPR from month 37 until month 40, decreasing 1/12th of 28%CPR for each month thereafter, decreasing to 32%
                               CPR in Month 52 and remaining constant at 32% CPR from month 53 and thereafter;
                               provided, however, the prepayment rate will not exceed 85% CPR per annum in any period for any percentage of PPC.
                               --------------------------------------------------------------------------------------

                               *    Any adjustable rate or hybrid mortgage loans with original months to reset terms
                                    (i) less than or equal to 30 months as of the Cut-off Date are treated as 2/28 mortgage loans and (ii) greater than 30 months as of the Cut-off Date are treated as 3/27 mortgage loans.

Mortgage Loans:                The collateral tables included in these Computational Materials as Appendix A represent a statistical pool of Mortgage Loans with scheduled balances as of the
                               Statistical Pool Calculation Date (the "Statistical Pool"). It is expected that (a)
                               additional mortgage loans will be included in the Trust on the Closing Date and (b)
                               certain Mortgage Loans may be prepaid or otherwise deleted from the pool of Mortgage
                               Loans delivered to the Trust on the Closing Date (the "Closing Date Pool"). The
                               characteristics of the Closing Date Pool will vary from the characteristics of the
                               Statistical Pool described herein, although any such difference is not expected to be material. See the attached collateral descriptions for additional information.





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


     [OBJECT OMITTED]Countrywide(R)                                      Computational Materials for
     ------------------------------             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------



                               As of the Statistical Pool Calculation Date, the aggregate principal balance of the
                               Mortgage Loans was approximately $1,980,000,029 (the "Mortgage Loans") of which: (i)
                               approximately $396,524,171 were fixed rate Mortgage Loans made to borrowers with credit-blemished histories (the "Group 1 Mortgage Loans" or "Fixed Rate Mortgage
                               Loans"), (ii) approximately $584,587,493 were adjustable rate conforming and nonconforming balance Mortgage Loans made to borrowers with credit-blemished histories (the "Group 2 Mortgage Loans"), (iii) approximately $583,836,418 were adjustable rate conforming balance Mortgage Loans made to borrowers with credit-blemished histories (the "Group 3 Mortgage Loans") and (iv) approximately
                               $415,051,948 were adjustable rate conforming balance Mortgage Loans made to borrowers with credit-blemished histories (the "Group 4 Mortgage Loans") and, together with the Group 2 and Group 3 Mortgage Loans, the "Adjustable Rate Mortgage
                               Loans").


Pass-Through Rate:             The Pass-Through Rate for each class of Floating Rate Certificates will be equal to the lesser of (a) one-month LIBOR plus the margin for such class, and (b) the related Net Rate Cap.

                               The Pass-Through Rate on each class of Fixed Rate Certificates will be equal to the lesser of (a) the fixed rate for such class and (b) the related Net Rate Cap.

Adjusted Net
Mortgage Rate:                 The "Adjusted Net Mortgage Rate" for each Mortgage Loan is equal to the gross mortgage rate of the Mortgage Loan less the sum of (a) the servicing fee rate and
                               (b) the trustee fee rate (such sum, the "Expense Fee Rate").

Net Rate Cap:                  The  "Net  Rate  Cap" is  generally  equal  to the  following  (subject  to  certain exceptions described in the prospectus supplement):

                               ---------------------- ---------------------------------------------------------------------
                               Class
                               ---------------------- ---------------------------------------------------------------------
                               AF and Fixed Rate      The weighted average Adjusted Net Mortgage Rate of the
                               Rate Subordinate       Group 1 Mortgage Loans (less, in the case of the Class AF-5B
                                                      Certificates, the Monoline Guaranty fee rate as described in the prospectus supplement) (adjusted, in the case of the
                                                      Class AF-1 Certificates, to an effective rate reflecting
                                                      the accrual of interest on an actual/360 basis).
                               ---------------------- ---------------------------------------------------------------------
                               1-AV                   The weighted average Adjusted Net Mortgage Rate of the Group 2
                                                      Mortgage Loans (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                               ---------------------- ---------------------------------------------------------------------
                               2-AV                   The weighted average Adjusted Net Mortgage Rate of the Group 3
                                                      Mortgage Loans (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                               ---------------------- ---------------------------------------------------------------------
                               3-AV                   The weighted average Adjusted Net Mortgage Rate of the Group 4
                                                      Mortgage Loans (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                               ---------------------- ---------------------------------------------------------------------
                               Floating Rate          The  weighted  average  of the  Adjusted  Net  Mortgage  Rate  of
                               Subordinate            the  Group 2 Mortgage Loans,  Group 3 Mortgage Loans and Group 4
                                                      Mortgage  Loans,  weighted on the basis of the excess of the principal balance of the related Mortgage Loans over the
                                                      principal balance of the related Senior Certificates (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                               ---------------------- ---------------------------------------------------------------------

Net Rate Carryover:            For any class of Senior Certificates and Subordinate Certificates and any
                               Distribution Date, the "Net Rate Carryover" will equal the sum of (a) the excess of
                               (i) the amount of interest that would have accrued thereon if the applicable
                               Pass-Through Rate had not been limited by the applicable Net Rate





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


     [OBJECT OMITTED]Countrywide(R)                                      Computational Materials for
     ------------------------------             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------



                               Cap over (ii) the amount of interest accrued based on the applicable Net Rate Cap, and (b) the aggregate of any unpaid Net Rate Carryover from previous Distribution
                               Dates together with accrued interest thereon at the related Pass-Through Rate
                               (without giving effect to the applicable Net Rate Cap). Net Rate Carryover will be paid to the extent available from proceeds received on the applicable Corridor
                               Contract and Excess Cashflow remaining from the related loan groups, as described under the headings "Fixed Rate Certificates Priority of Distributions" and "Floating
                               Rate Certificates Priority of Distributions" below.

Corridor Contracts:            The Trust will include payment from five Corridor Contracts for the benefit of the
                               Class AF-1, Class 1-AV, Class 2-AV, Class 3-AV and Floating Rate Subordinate
                               Certificates (the "Class AF-1 Corridor Contract," "Class 1-AV Corridor Contract,"
                               "Class 2-AV Corridor Contract," "Class 3-AV Corridor Contract," and "Floating Rate
                               Subordinate Corridor Contract," respectively, and, collectively, the "Corridor
                               Contracts"). Payments to the Trust from each Corridor Contract will be calculated based on the lesser of the notional amount of the related Corridor Contract and the principal balance of the related class(es) of Certificates. After the Closing Date, the notional amount of the Corridor Contracts will each amortize down pursuant to the related amortization schedule (as set forth in an appendix hereto) that is generally estimated to decline in relation to the amortization of the related
                               Certificates. With respect to each Distribution Date, payments received on (a) the
                               Class AF-1 Corridor Contract will be available to pay the holders of the Class AF-1
                               Certificates the related Net Rate Carryover, (b) the Class 1-AV Corridor Contract
                               will be available to pay the holders of the Class 1-AV Certificates the related Net
                               Rate Carryover, pro rata, first based on certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover, (c) the Class 2-AV Corridor
                               Contract will be available to pay the holders of the Class 2-AV Certificates the related Net Rate Carryover, pro rata, first based on certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover, (d) the Class
                               3-AV Corridor Contract will be available to pay the holders of the Class 3-AV
                               Certificates the related Net Rate Carryover, pro rata, first based on certificate principal balances thereof and second based on any remaining unpaid Net Rate
                               Carryover, and (e) the Floating Rate Subordinate Corridor Contract will be available to pay the holders of the Floating Rate Subordinate Certificates the related Net
                               Rate Carryover, pro rata, first based on certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover. Any amounts received on the
                               Corridor Contracts on a Distribution Date that are not used to pay any Net Rate
                               Carryover on the related Certificates on such Distribution Date will be distributed to the holder of the related Class of Class C Certificate(s) and will not be available for payments of any Net Rate Carryover on any class of Certificates on future Distribution Dates.

Credit Enhancement:            The Trust will include the following credit enhancement mechanisms, each of which is intended to provide credit support for some or all of the Senior Certificates and the Subordinate Certificates, as the case may be:

                                    1)  Subordination
                                    2)  Overcollateralization
                                    3)  Excess Cashflow
                                    4)  Monoline Guaranty: A monoline insurer (the "Monoline Insurer") will guarantee that (i) required payments of interest on the Class AF-5B  Certificates are distributed on time, and (ii) the  ultimate  payment of the  principal  balance of the Class AF-5B Certificates is made. The Monoline Guaranty will not cover any Net Rate Carryover, any prepayment interest shortfall amounts or any interest shortfalls resulting from the application of the Servicemembers Civil Relief Act.





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


     [OBJECT OMITTED]Countrywide(R)                                      Computational Materials for
     ------------------------------             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------



                               ----------------- ------------------------ ------------------------ -------------------------
                                    Class             S&P/ Moody's            Initial Target       Target Subordination at
                                                                               Subordination               Stepdown
                               ----------------- ------------------------ ------------------------ -------------------------
                               AF                        AAA/Aaa                  16.15%                    32.30%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MF-1                     [AA+/Aa1]                 13.35%                    26.70%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MF-2                     [AA/Aa2]                  10.90%                    21.80%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MF-3                     [AA-/Aa3]                  9.40%                    18.80%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MF-4                      [A+/A1]                   7.90%                    15.80%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MF-5                      [A/A2]                    6.65%                    13.30%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MF-6                      [A-/A3]                   5.45%                    10.90%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MF-7                    [BBB+/Baa1]                 4.45%                    8.90%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MF-8                    [BBB/Baa2]                  3.45%                    6.90%
                               ----------------- ------------------------ ------------------------ -------------------------
                               BF                      [BBB-/Baa3]                 2.45%                    4.90%
                               ----------------- ------------------------ ------------------------ -------------------------
                               1-AV / 2-AV / 3-AV        AAA/Aaa                  23.50%                    47.00%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MV-1                     [AA+/Aa1]                 18.30%                    36.60%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MV-2                     [AA/Aa2]                  14.85%                    29.70%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MV-3                     [AA-/Aa3]                 12.75%                    25.50%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MV-4                      [A+/A1]                  10.80%                    21.60%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MV-5                      [A/A2]                    9.00%                    18.00%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MV-6                      [A-/A3]                   7.30%                    14.60%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MV-7                    [BBB+/Baa1]                 5.75%                    11.50%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MV-8                    [BBB/Baa2]                  4.50%                    9.00%
                               ----------------- ------------------------ ------------------------ -------------------------
                               BV                      [BBB-/Baa3]                 3.25%                    6.50%
                               ----------------- ------------------------ ------------------------ -------------------------



Subordination:                 The Fixed Rate Subordinate Certificates will be subordinate to, and provide credit support for, the Class AF Certificates. The Floating Rate Subordinate Certificates
                               will be subordinate to, and provide credit support for, the Class AV Certificates.
                               Among the Subordinate Certificates in a certificate group, Certificates with a higher class designation will be subordinate to, and provide credit support for, those Subordinate Certificates in that certificate group with a lower class designation. The Class 2-AV-2 Certificates will provide additional credit support to the Class 2-AV-1 Certificates. The Class 3-AV-3 Certificates will provide additional credit support to the Class 3-AV-1 and Class 3-AV-2 Certificates.

Fixed Rate
Overcollateralization Target:  Prior to the Fixed Rate Stepdown Date, the initial Overcollateralization Target for the Fixed Rate Mortgage Loans will be equal to 2.45% of the aggregate principle balance of the Fixed Rate Mortgage Loans as of the Cut-off Date (the "Initial Fixed
                               Rate O/C Target"). The initial amount of fixed rate overcollateralization will be
                               0.20%.

                               On or after the Fixed Rate Stepdown Date, the Fixed Rate Overcollateralization
                               Target will be equal to 4.90% of the principal balance of the Fixed Rate Mortgage
                               Loans for the related Distribution Date, subject to a floor (the "Fixed Rate O/C
                               Floor") of 0.50% of the aggregate principal balance of the Fixed Rate Mortgage Loans as of the Cut-off Date.

                               However, if a Fixed Rate Trigger Event (as described below) is in effect on the related Distribution Date, the Fixed Rate Overcollateralization Target will be equal to the Fixed Rate Overcollateralization Target on the prior Distribution Date.

Adjustable Rate
Overcollateralization Target:  Prior to the Adjustable Rate Stepdown Date, the initial Overcollateralization Target for the Adjustable Rate Mortgage Loans will be equal to 3.25% of the aggregate principal balance of the Adjustable Rate Mortgage Loans as of the Cut-off Date (the
                               "Initial Adjustable Rate O/C Target"). The initial amount of adjustable rate overcollateralization will be 0.35%.

                               On or after the Adjustable Rate Stepdown Date, the Adjustable Rate
                               Overcollateralization Target will be equal to 6.50% of the aggregate principal balance of the Adjustable Rate Mortgage Loans for the related Distribution Date, subject to a floor (the "Adjustable Rate O/C Floor") of 0.50% of the aggregate principal balance of the Adjustable Rate Mortgage Loans as of the Cut-off Date.





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


     [OBJECT OMITTED]Countrywide(R)                                      Computational Materials for
     ------------------------------             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------



                               However, if an Adjustable Rate Trigger Event (as described below) is in effect on the related Distribution Date, the Adjustable Rate Overcollateralization Target will be equal to the Adjustable Rate Overcollateralization Target on the prior
                               Distribution Date.

Fixed Rate Trigger Event:      Either a Fixed Rate Delinquency Trigger Event or a Fixed Rate Cumulative Loss
                               Trigger Event.

Adjustable Rate Trigger
Event:                         Either an Adjustable Rate Delinquency Trigger Event or an Adjustable Rate Cumulative
                               Loss Trigger Event.

Fixed Rate
Delinquency Trigger Event:     With respect to the Class AF and Fixed Rate Subordinate Certificates, a "Fixed Rate
                               Delinquency Trigger Event" will be in effect for any Distribution Date on or after the Fixed Rate Stepdown Date if the three month rolling average 60+ day delinquency percentage (including bankruptcy, foreclosure, and REO) for the outstanding Fixed
                               Rate Mortgage Loans equals or exceeds 45.50% times the Fixed Rate Senior Enhancement
                               Percentage.

                               As used above, the "Fixed Rate Senior Enhancement Percentage" with respect to any
                               Distribution Date on or after the Fixed Rate Stepdown Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a) the excess of (i)
                               the aggregate principal balance of the Fixed Rate Mortgage Loans for the preceding
                               Distribution Date, over (ii) the sum of the certificate principal balances of the
                               Class AF Certificates, or, if the Class AF Certificates have been reduced to zero, the certificate principal balance of the most senior class of Fixed Rate Subordinate
                               Certificates outstanding, as of the immediately preceding master servicer advance date, and the denominator of which is equal to (b) the aggregate principal balance of the Fixed Rate Mortgage Loans for the preceding Distribution Date.

Fixed Rate Cumulative
Loss Trigger Event:            With respect to the Class AF and Fixed Rate Subordinate Certificates, a "Fixed Rate
                               Cumulative Loss Trigger Event" will be in effect for any Distribution Date on or after the Fixed Rate Stepdown Date if the aggregate amount of realized losses on the
                               Fixed Rate Mortgage Loans exceeds the applicable percentage of the aggregate principal balance of the Fixed Rate Mortgage Loans as of the Cut-off Date, as set
                               forth below:

                                Period (month)        Percentage
                                --------------        ----------
                                25 - 36               [1.00%] with respect to April 2007, plus an additional
                                                      1/12th of 0.50% for each month thereafter
                                37 - 48               [1.50%] with respect to April 2008, plus an additional
                                                      1/12th of 1.00% for each month thereafter
                                49 - 60               [2.50%] with respect to April 2009, plus an additional
                                                      1/12th of 0.75% for each month thereafter
                                61 - 72               [3.25%] with respect to April 2010, plus an additional
                                                      1/12th of 0.50% for each month thereafter
                                73+                   [3.75%]

Adjustable Rate
Delinquency Trigger Event:     With respect to the Floating Rate Certificates (other than the Class AF-1
                               Certificates), an "Adjustable Rate Delinquency Trigger Event will be in effect for any Distribution Date on and after the Adjustable Rate Stepdown Date if the three month rolling average 60+ day delinquency percentage (including bankruptcy, foreclosure, and REO) for the outstanding Adjustable Rate Mortgage Loans equals or exceeds 31.00% times the Adjustable Rate Senior Enhancement Percentage.

                               As used above, the "Adjustable Rate Senior Enhancement Percentage" with respect to any Distribution Date on or after the Adjustable Rate Stepdown Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a) the excess of (i) the aggregate principal balance of the





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


     [OBJECT OMITTED]Countrywide(R)                                      Computational Materials for
     ------------------------------             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------



                               Adjustable Rate Mortgage Loans for the preceding Distribution Date, over (ii) the sum of the certificate principal balances of the Class AV Certificates, or, if the
                               Class AV Certificates have been reduced to zero, the certificate principal balance of the most senior class of Floating Rate Subordinate Certificates outstanding, as of the immediately preceding master servicer advance date, and the denominator of which is equal to (b) the aggregate principal balance of the Adjustable Rate
                               Mortgage Loans for the preceding Distribution Date.

Adjustable Rate Cumulative
 Loss Trigger Event:           With respect to the Floating Rate Certificates (other than the Class AF-1
                               Certificates), an "Adjustable Rate Cumulative Loss Trigger Event" will be in effect for any Distribution Date on and after the Adjustable Rate Stepdown Date if the aggregate amount of realized losses on the Adjustable Rate Mortgage Loans exceeds the applicable percentage of the aggregate principal balance of the Adjustable Rate
                               Mortgage Loans as of the Cut-off Date, as set forth below:

                                Period (month)        Percentage
                                --------------        ----------
                                25 - 36               [1.50%] with respect to April 2007, plus an additional
                                                      1/12th of 1.75% for each month thereafter
                                37 - 48               [3.25%] with respect to April 2008, plus an additional
                                                      1/12th of 1.50% for each month thereafter
                                49 - 60               [4.75%] with respect to April 2009, plus an additional
                                                      1/12th of 1.50% for each month thereafter
                                61 - 72               [6.25%] with respect to April 2010, plus an additional
                                                      1/12th of 0.50% for each month thereafter
                                73+                   [6.75%]

Group 3 Sequential
Trigger Event:                 A Group 3 Sequential Trigger Event will be in effect for any Distribution Date (a)
                               before the 25th Distribution Date if the aggregate amount of realized losses on the
                               Group 3 Mortgage Loans divided by the aggregate principal balance of the Group 3
                               Mortgage Loans as of the Cut-off Date exceeds 1.50%, or (b) on or after the 25th
                               Payment Date if an Adjustable Rate Trigger Event is in effect.

Group 4 Sequential
Trigger Event:                 A Group 4 Sequential Trigger Event will be in effect for any Distribution Date (a)
                               before the 25th Distribution Date if the aggregate amount of realized losses on the
                               Group 4 Mortgage Loans divided by the aggregate principal balance of the Group 4
                               Mortgage Loans as of the Cut-off Date exceeds 1.50%, or (b) on or after the 25th
                               Payment Date if an Adjustable Rate Trigger Event is in effect.

Fixed Rate Stepdown Date:      The earlier to occur of:
                                   (i)  the Distribution Date on which the aggregate certificate principal balance of the Class AF Certificates is reduced to zero; and
                                   (ii) the later to occur of:
                                            a.  the Distribution Date in April 2008
                                            b.  the first Distribution Date on which the aggregate certificate principal balance of the Class AF Certificates is less than or equal to 67.70% of the principal balance of the Fixed Rate
                                                Mortgage Loans for such Distribution Date.

Adjustable Rate
Stepdown Date:                 The earlier to occur of:
                                   (i)  the Distribution Date on which the aggregate certificate principal balance of the AV Certificates is reduced to zero; and
                                   (ii) the later to occur of:
                                            a.  the Distribution Date in April 2008





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


     [OBJECT OMITTED]Countrywide(R)                                      Computational Materials for
     ------------------------------             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------



                                            b.  the first Distribution Date on which the aggregate certificate principal balance of the Class AV Certificates is less than or equal to 53.00% of the principal balance of the Adjustable
                                                Rate Mortgage Loans for such Distribution Date.

Allocation of Losses:          Any realized losses on the Mortgage Loans not covered by Excess Interest or the O/C related to such Mortgage Loans will be allocated to each class of the Subordinate
                               Certificates in the related certificate group in reverse order of their payment priority: (i) in the case of the Fixed Rate Mortgage Loans, first to the Class BF
                               Certificates, then to the Class MF-8 Certificates, then to the Class MF-7
                               Certificates, then to the Class MF-6 Certificates, then to the Class MF-5
                               Certificates, then to the Class MF-4 Certificates, then to the Class MF-3
                               Certificates, then to the Class MF-2 Certificates and last to the Class MF-1
                               Certificates and (ii) in the case of the Adjustable Rate Mortgage Loans, first to the Class BV Certificates, then to the Class MV-8 Certificates, then to the Class
                               MV-7 Certificates, then to the Class MV-6 Certificates, then to the Class MV-5
                               Certificates, then to the Class MV-4 Certificates, then to the Class MV-3
                               Certificates, then to the Class MV-2 Certificates and last to the Class MV-1
                               Certificates; in each case, until the respective certificate principal balance of each such class of Subordinate Certificates has been reduced to zero. Any additional realized losses on the Group 3 Mortgage Loans will be allocated to the Class 2-AV-2
                               Certificates until the certificate principal balance of that class is reduced to zero. Any additional realized losses on the Group 4 Mortgage Loans will be allocated to the Class 3-AV-3 Certificates until the certificate principal balance of that class is reduced to zero.

Fixed Rate Certificates
Priority of Distributions:     Available  funds  from  the  Group  1  Mortgage  Loans  will be  distributed  in the following order of priority:

                               1)  Interest funds, sequentially, as follows: (a) from interest collections related to the Group 1 Mortgage Loans, concurrently (i) to pay the Monoline Guaranty fee and
                                   (ii) to each class of Class AF Certificates, current and unpaid interest, then (b)
                                   from remaining interest collections related to the Group 1 Mortgage Loans, sequentially, (i) to pay any Monoline reimbursements, then (ii) current interest, sequentially, to the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5,
                                   Class MF-6, Class MF-7, Class MF-8 and Class BF Certificates;
                               2)  Principal funds, sequentially, as follows: (a) to the Class AF Certificates and to pay any remaining Monoline Guaranty fee and any Monoline reimbursements not covered bby interest (as described under "Fixed Rate Principle Paydown" and "Class
                                   AF Principal Distributions"), then (b) sequentially, to the Class MF-1, Class MF-2,
                                   Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7, Class MF-8 and Class BF
                                   Certificates, each as described under "Fixed Rate Principal Paydown" below;
                               3)  Any Fixed Rate Excess Cashflow, to the Class AF and Fixed Rate Subordinate
                                   Certificates to build or restore Fixed Rate O/C as described under "Fixed Rate
                                   Overcollateralization Target" and "Fixed Rate Principal Paydown," respectively;
                               4)  Any remaining Fixed Rate Excess Cashflow to pay any unpaid interest and then to pay any unpaid realized loss amounts, sequentially, to the Class MF-1, Class MF-2,
                                   Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7, Class MF-8 and Class BF
                                   Certificates;
                               5)  Any remaining Fixed Rate Excess Cashflow to pay Net Rate Carryover related to the
                                   Class AF Certificates (after, in the case of the Class AF-1 Certificates, application of amounts received on the Class AF-1 Corridor Contract) and the Fixed
                                   Rate Subordinate Certificates (as described below);
                               6)  To restore any Adjustable Rate O/C as described under "Adjustable Rate
                                   Overcollateralization Target" and "Adjustable Rate Principal Paydown," respectively
                                   (after application of the Adjustable Rate Excess Cashflow);

                               7)  To pay any unpaid realized loss amounts, pro rata to the Class 2-AV-2 and Class
                                   3-AV-3 Certificates based on the amount of any unpaid realized loss amounts allocated thereto, then sequentially, to the Class MV-1, Class MV-2, Class MV-3,
                                   Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV Certificates
                                   (after application of the Adjustable Rate Excess Cashflow);





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


     [OBJECT OMITTED]Countrywide(R)                                      Computational Materials for
     ------------------------------             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------



                               8)  To the Non-Offered Certificate(s), any remaining amount as described in the
                                   Pooling and Servicing Agreement.

                               Fixed Rate Excess Cashflow available to cover related Net Rate Carryover will generally be distributed to the applicable Fixed Rate Certificates on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover.

                               As described in the prospectus supplement, with respect to the Fixed Rate Mortgage
                               Loans, under certain circumstances principal or interest from an unrelated Loan
                               Group may be used to pay the Certificates related to another Loan Group or Groups.

Floating Rate Certificates
Priority of Distributions:     Available funds from the Group 2, Group 3 and Group 4 Mortgage Loans will be distributed in the following order of priority:

                               1)  Interest funds, sequentially, as follows: (a) concurrently, (i) from interest collections related to the Group 2 Mortgage Loans, to each class of Class 1-AV
                                   Certificates, current and unpaid interest, pro rata based on their entitlements (ii)
                                   from interest collections related to the Group 3 Mortgage Loans, to each class of
                                   Class 2-AV Certificates, current and unpaid interest, pro rata based on their entitlements and (iii) from interest collections related to the Group 4 Mortgage
                                   Loans, to each class of Class 3-AV Certificates, current and unpaid interest, pro rata based on their entitlements then (b) from any remaining Interest Funds related to all of the Adjustable Rate Mortgage Loans, current interest, sequentially, to the
                                   Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7,
                                   Class MV-8 and Class BV Certificates;
                               2)  Principal funds, sequentially, as follows: (A) concurrently, (i) from principal collections related to the Group 2 Mortgage Loans, to the Class 1-AV Certificates as
                                   described below under "Adjustable Rate Principal Paydown", (ii) from principal collections related to the Group 3 Mortgage Loans, to the Class 2-AV Certificates as
                                   described below under "Adjustable Rate Principal Paydown" and "Class 2-AV Principal
                                   Distributions", (iii) from principal collections related to the Group 4 Mortgage
                                   Loans, to the Class 3-AV Certificates as described below under "Adjustable Rate
                                   Principal Paydown" and "Class 3-AV Principal Distributions", and (B) from remaining principal collections related to all of the Adjustable Rate Mortgage Loans, sequentially, to the Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5,
                                   Class MV-6, Class MV-7, Class MV-8 and Class BV Certificates, each as described under "Adjustable Rate Principal Paydown" below;
                               3)  Any Adjustable Rate Excess Cashflow, to the Class AV and Floating Rate
                                   Subordinate Certificates to build or restore Adjustable Rate O/C as described under
                                   "Adjustable Rate Overcollateralization Target" and "Adjustable Rate Principal
                                   Paydown," respectively;
                               4)  Any remaining Adjustable Rate Excess Cashflow sequentially (i) to pay any unpaid realized loss amounts, to the Class 2-AV-2 and Class 3-AV-3 Certificates, pro rata, based on the amount of any unpaid realized loss amount allocated thereto, then (ii)
                                   to pay any unpaid interest and then to pay any unpaid realized loss amounts, sequentially, to the Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5,
                                   Class MV-6, Class MV-7, Class MV-8 and Class BV Certificates;
                               5)  Any remaining Adjustable Rate Excess Cashflow to pay Net Rate Carryover on the
                                   Class AV and Floating Rate Subordinate Certificates remaining unpaid after application of amounts received under the related Corridor Contract (as described above);
                               6)  To restore any Fixed Rate O/C as described under "Fixed Rate
                                   Overcollateralization Target" and "Fixed Rate Principal Paydown," respectively
                                  (after application of the Fixed Rate Excess Cashflow);
                               7)  To pay any unpaid realized loss amounts, sequentially, to the Class MF-1, Class
                                   MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7, Class MF-8 and
                                   Class BF Certificates (after application of the Fixed Rate Excess Cashflow);
                               8)  To the Non-Offered Certificate(s), any remaining amount as described in the
                                   Pooling and Servicing Agreement.





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


     [OBJECT OMITTED]Countrywide(R)                                      Computational Materials for
     ------------------------------             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------



                               Adjustable Rate Excess Cashflow available to cover related Net Rate Carryover (after application of amounts received under the applicable Corridor Contracts) will generally be distributed to the applicable Certificates on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover.

                               As described in the prospectus supplement, with respect to the Adjustable Rate
                               Mortgage Loans, under certain circumstances principal or interest from an unrelated
                               Loan Group or Group may be used to pay the Certificates related to another Loan
                               Group.

Fixed Rate
Principal Paydown:             Prior to the Fixed Rate Stepdown Date or if a Fixed Rate Trigger Event is in effect on any Distribution Date, 100% of the available principal funds from the Fixed Rate
                               Mortgage Loans will be paid to the Class AF Certificates and to pay any remaining
                               Monoline Guaranty and any Monoline reimbursements not covered by interest (as described below under "Class AF Principal Distribution"), provided, however, that if the Class AF Certificates have been retired, such amounts will be applied sequentially in the following order of priority: to the Class MF-1, Class MF-2,
                               Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7, Class MF-8 and the Class
                               BF Certificates.

                               On any Distribution Date on or after the Fixed Rate Stepdown Date, and if a Fixed
                               Rate Trigger Event is not in effect on such Distribution Date, each of the Class AF and the Fixed Rate Subordinate Certificates will be entitled to receive payments of principal related to the Fixed Rate Mortgage Loans in the following order of priority: (i) first, to the Class AF Certificates, such that the sum of the unpaid principal balance of the Class AF Certificates in the aggregate will have 32.30%
                               subordination, (ii) second, from remaining principal collections related to the
                               Fixed Rate Mortgage Loans to pay any remaining Monoline Guaranty fee and any
                               Monoline reimbursements not covered by interest, (iii) third, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-1
                               Certificates such that the Class MF-1 Certificates will have 26.70% subordination,
                               (iv) fourth, from remaining principal collections related to the Fixed Rate Mortgage
                               Loans, to the Class MF-2 Certificates such that the Class MF-2 Certificates will have 21.80% subordination, (v) fifth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-3 Certificates such that the Class
                               MF-3 Certificates will have 18.80% subordination, (vi) sixth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-4
                               Certificates such that the Class MF-4 Certificates will have 15.80% subordination,
                               (vii) seventh, from remaining principal collections related to the Fixed Rate
                               Mortgage Loans, to the Class MF-5 Certificates such that the Class MF-5 Certificates will have 13.30% subordination, (viii) eighth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-6 Certificates such that the Class MF-6 Certificates will have 10.90% subordination, (ix) ninth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the
                               Class MF-7 Certificates such that the Class MF-7 Certificates will have 8.90%
                               subordination, (x) tenth, from remaining principal collections related to the Fixed
                               Rate Mortgage Loans, to the Class MF-8 Certificates such that the Class MF-8
                               Certificates will have 6.90% subordination and (xi) eleventh, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class BF
                               Certificates such that the Class BF Certificates will have 4.90% subordination; each subject to the Fixed Rate O/C Floor.

Adjustable Rate
Principal Paydown:             Prior to the Adjustable Rate Stepdown Date or if an Adjustable Rate Trigger Event is
                               in effect on any Distribution Date, (i) 100% of the available principal funds from
                               Loan Group 2 will be paid sequentially, to the Class 1-AV-1, Class 1-AV-2 and Class
                               1-AV-3 Certificates, in that order, in each case until the certificate principle balance thereof is reduced to zero, (ii) 100% of the principal funds from Loan Group
                               3 will be paid to the Class 2-AV Certificates as described below under "Class 2-AV
                               Principal Distributions" and (iii) 100% of the principal funds from Loan Group 4 will be paid to the Class 3-AV Certificates as described below under "Class 3-AV
                               Principal Distributions"; provided, however, that (x) if either (a) the Class 1-AV
                               Certificates or (b) all of the Class 2-AV Certificates or (c) all of the Class 3-AV
                               Certificates have been retired, 100% of the principal collections from the





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


     [OBJECT OMITTED]Countrywide(R)                                      Computational Materials for
     ------------------------------             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------



                               Loan Group related to such retired classes of Senior Certificates will be paid to the remaining Class AV Certificates, and (y) if all of the Class AV Certificates
                               have been retired, such amounts will be applied sequentially in the following order of priority: to the Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5,
                               Class MV-6, Class MV-7, Class MV-8, and Class BV Certificates.

                               On any Distribution Date on or after the Adjustable Rate Stepdown Date, and if an
                               Adjustable Rate Trigger Event is not in effect on such Distribution Date, each of the Class 1-AV, Class 2-AV, Class 3-AV and Floating Rate Subordinate Certificates
                               will be entitled to receive payments of principal in the following order of priority: (i) first, concurrently, (a) from principal collections relating to the
                               Group 2 Mortgage Loans, to the Class 1-AV Certificates, (b) from principal collections related to the Group 3 Mortgage Loans, to the Class 2-AV Certificates
                               and (c) from principal collections related to the Group 4 Mortgage Loans, to the
                               Class 3-AV Certificates, in each case, such that the Class AV Certificates in the aggregate will have 47.00% subordination, (ii) second, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-1
                               Certificates such that the Class MV-1 Certificates will have 36.60% subordination,
                               (iii) third, from remaining principal collections relating to the Adjustable Rate
                               Mortgage Loans, to the Class MV-2 Certificates such that the Class MV-2 Certificates will have 29.70% subordination, (iv) fourth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-3 Certificates such that the Class MV-3 Certificates will have 25.50% subordination, (v) fifth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-4 Certificates such that the Class MV-4 Certificates will have 21.60%
                               subordination, (vi) sixth, from remaining principal collections relating to the
                               Adjustable Rate Mortgage Loans, to the Class MV-5 Certificates such that the Class
                               MV-5 Certificates will have 18.00% subordination, (vii) seventh, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class
                               MV-6 Certificates such that the Class MV-6 Certificates will have 14.60%
                               subordination, (viii) eighth, from remaining principal collections relating to the
                               Adjustable Rate Mortgage Loans, to the Class MV-7 Certificates such that the Class
                               MV-7 Certificates will have 11.50% subordination, (ix) ninth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class
                               MV-8 Certificates such that the Class MV-8 Certificates will have 9.00%
                               subordination, and (x) tenth, from remaining principal collections relating to the
                               Adjustable Rate Mortgage Loans, to the Class BV Certificates such that the Class BV
                               Certificates will have 6.50% subordination; each subject to the Adjustable Rate O/C
                               Floor.

Class 2-AV
Principal Distributions:       Principal will be distributed to the Class 2-AV-1 and Class 2-AV-2 Certificates pro
                               rata, based on the certificate principal balances thereof, in each case until the certificate principal balance thereof is reduced to zero; provided, however, if a
                               Group 3 Sequential Trigger Event is in effect, then principal will be distributed to the Class 2-AV-1 and Class 2-AV-2 Certificates, sequentially, in that order, in each case until the certificate principal balance thereof is reduced to zero.

Class 3-AV
Principal Distributions:       Principal will be distributed to the Class 3-AV-1, Class 3-AV-2 and Class 3-AV-3
                               Certificates pro rata, based on the certificate principal balances thereof, in each case until the certificate principal balance thereof is reduced to zero; provided, however, if a Group 4 Sequential Trigger Event is in effect, then principal will be distributed sequentially, (i) to the Class 3-AV-1 and Class 3-AV-2 Certificates, pro
                               rata, based on the certificate principal balances thereof, until the certificate principal balances thereof are reduced to zero and (ii) to the Class 3-AV-3
                               Certificates, until the certificate principal balance thereof is reduced to zero.

Class AF
Principal Distributions:       Principal will be distributed to the AF Certificates and to pay any remaining
                               Monoline Guaranty fee not covered by interest and any Monoline reimbursements in the following order of priority:

                               (A) For each Distribution Date prior to the Fixed Rate Stepdown Date or on which a
                               Fixed Rate Trigger Event is in effect,





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


     [OBJECT OMITTED]Countrywide(R)                                      Computational Materials for
     ------------------------------             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------



                               1.  To the Class AF-6 Certificates; the Lockout Percentage of the principal collections related to Loan Group 1, as described below:

                                         Month                     Lockout Percentage
                                         -----                     ------------------
                                         1 - 36                        0%
                                        37 - 60                        45%
                                        61 - 72                        80%
                                        73 - 84                       100%
                                      85 and after                    300%



                               2.  Sequentially, to the Class AF-1, Class AF-2, Class AF-3 and Class AF-4
                                   Certificates, in that order, in each case until the certificate principal balance thereof is reduced to zero,

                               3.  Concurrently, to (x) the Class AF-5A Certificates and (y) the Class AF-5B
                                   Certificates and the Monoline Insurer, pro rata (based on, with respect to clause
                                   (x), the certificate principal balance of the Class AF-5A Certificates, and with respect to clause (y), the certificate principal balance of the Class AF-5B
                                   Certificates):

                                   (a)  to the Class AF-5A Certificates, until the certificate principal balance thereof is reduced to zero, and
                                   (b)  sequentially:
                                            (I) to the Monoline Insurer, any remaining Monoline
                                   Guaranty fee not covered by interest, and
                                            (II) to the Class AF-5B Certificates, until the certificate principal balance thereof is reduced to zero,
                               4.  To the Class AF-6 Certificates, until the certificate principal balance thereof is reduced to zero, and
                               5.  To the Monoline Insurer, any remaining Monoline reimbursements not covered by interest.

                               (B) For each Distribution Date on or after the Fixed Rate Stepdown Date and so long as a Fixed Rate Trigger Event is not in effect,
                               1.  To the Class AF-6 Certificates; the Lockout Percentage of the principal collections related to Loan Group 1, as described below:

                                         Month                 Lockout Percentage
                                         -----                 ------------------
                                         1 - 36                    0%
                                        37 - 60                    45%
                                        61 - 72                    80%
                                        73 - 84                   100%
                                      85 and after                300%

                               2.  Sequentially, to the Class AF-1, Class AF-2, Class AF-3 and Class AF-4
                                   Certificates, in that order, in each case until the certificate principal balance thereof is reduced to zero,
                               3.  Concurrently, to the Class AF-5A Certificates and the Class AF-5B Certificates,
                                   pro rata, based on the certificate principal balances thereof, until the Certificate
                                   Principal Balances thereof are reduced to zero, and
                               4.  To the Class AF-6 Certificates, until the certificate principal balance thereof is reduced to zero.





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


     [OBJECT OMITTED]Countrywide(R)                                      Computational Materials for
     ------------------------------             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------



[Discount Margin Tables, Available Funds Schedule and Collateral Tables to Follow]

                                                      Discount Margin/Yield Tables (%) (1)

           Class AF-1 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.15%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
            DM @ 100-00                    15         15         15         15         15
           ===================================================================================
            WAL (yr)                      1.68       1.24       1.00       0.85       0.75
            MDUR (yr)                     1.63       1.21       0.99       0.84       0.75
            First Prin Pay               Apr05      Apr05      Apr05      Apr05      Apr05
            Last Prin Pay                Sep08      Aug07      Feb07      Oct06      Jul06
           -----------------------------------------------------------------------------------

           Class AF-1 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.15%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
            DM @ 100-00                    15         15         15         15         15
           ===================================================================================
            WAL (yr)                      1.68       1.24       1.00       0.85       0.75
            MDUR (yr)                     1.63       1.21       0.99       0.84       0.75
            First Prin Pay               Apr05      Apr05      Apr05      Apr05      Apr05
            Last Prin Pay                Sep08      Aug07      Feb07      Oct06      Jul06
           -----------------------------------------------------------------------------------

           Class AF-2 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     4.242%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              4.196      4.162      4.130      4.099      4.068
           ===================================================================================
            WAL (yr)                      3.72       2.58       2.00       1.65       1.40
            MDUR (yr)                     3.37       2.40       1.88       1.56       1.34
            First Prin Pay               Sep08      Aug07      Feb07      Oct06      Jul06
            Last Prin Pay                Mar09      Dec07      May07      Dec06      Sep06
           -----------------------------------------------------------------------------------


           Class AF-2 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     4.242%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              4.196      4.162      4.130      4.099      4.068
           ===================================================================================
            WAL (yr)                      3.72       2.58       2.00       1.65       1.40
            MDUR (yr)                     3.37       2.40       1.88       1.56       1.34
            First Prin Pay               Sep08      Aug07      Feb07      Oct06      Jul06
            Last Prin Pay                Mar09      Dec07      May07      Dec06      Sep06
           -----------------------------------------------------------------------------------
(1) See definition of Pricing Prepayment Speed above.





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


     [OBJECT OMITTED]Countrywide(R)                                      Computational Materials for
     ------------------------------             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


           Class AF-3 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     4.501%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              4.487      4.460      4.434      4.407      4.383
           ===================================================================================
            WAL (yr)                      6.25       4.02       3.00       2.37       1.99
            MDUR (yr)                     5.28       3.59       2.74       2.20       1.86
            First Prin Pay               Mar09      Dec07      May07      Dec06      Sep06
            Last Prin Pay                Sep15      Apr11      Jul09      Jul08      Oct07
           -----------------------------------------------------------------------------------


           Class AF-3 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     4.501%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              4.487      4.460      4.434      4.407      4.383
           ===================================================================================
            WAL (yr)                      6.25       4.02       3.00       2.37       1.99
            MDUR (yr)                     5.28       3.59       2.74       2.20       1.86
            First Prin Pay               Mar09      Dec07      May07      Dec06      Sep06
            Last Prin Pay                Sep15      Apr11      Jul09      Jul08      Oct07
           -----------------------------------------------------------------------------------


           Class AF-4 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     5.026%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.041      5.024      5.001      4.980      4.946
           ===================================================================================
            WAL (yr)                     12.07       7.43       5.00       3.82       2.77
            MDUR (yr)                     8.84       6.05       4.32       3.39       2.53
            First Prin Pay               Sep15      Apr11      Jul09      Jul08      Oct07
            Last Prin Pay                Jul18      Jan14      Jan11      Jul09      Mar08
           -----------------------------------------------------------------------------------


           Class AF-4 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     5.026%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.041      5.024      5.001      4.980      4.946
           ===================================================================================
            WAL (yr)                     12.11       7.49       5.00       3.82       2.77
            MDUR (yr)                     8.86       6.08       4.32       3.39       2.53
            First Prin Pay               Sep15      Apr11      Jul09      Jul08      Oct07
            Last Prin Pay                Jan19      Sep14      Jan11      Jul09      Mar08
           -----------------------------------------------------------------------------------





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


     [OBJECT OMITTED]Countrywide(R)                                      Computational Materials for
     ------------------------------             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------

           Class AF-5A (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     5.308%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
            Yield @ 100-00              5.329      5.316      5.299      5.279      5.257
           ===================================================================================
            WAL (yr)                     13.32       8.82       6.28       4.63       3.60
            MDUR (yr)                     9.33       6.88       5.22       4.01       3.20
            First Prin Pay               Jul18      Jan14      Jan11      Jul09      Mar08
            Last Prin Pay                Jul18      Jan14      Jul11      Nov09      Nov08
           -----------------------------------------------------------------------------------


           Class AF-5A (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     5.308%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.439      5.479      5.489      5.480      5.440
           ===================================================================================
            WAL (yr)                     19.43      14.55      10.73       7.81       5.53
            MDUR (yr)                    11.70       9.71       7.77       6.04       4.55
            First Prin Pay               Jan19      Sep14      Jan11      Jul09      Mar08
            Last Prin Pay                Oct33      Aug30      Mar26      May22      Jul19
           -----------------------------------------------------------------------------------

           Class AF-5B (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     5.229%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.249      5.236      5.220      5.200      5.178
           ===================================================================================
            WAL (yr)                     13.32       8.82       6.28       4.63       3.60
            MDUR (yr)                     9.38       6.90       5.23       4.02       3.21
            First Prin Pay               Jul18      Jan14      Jan11      Jul09      Mar08
            Last Prin Pay                Jul18      Jan14      Jul11      Nov09      Nov08
           -----------------------------------------------------------------------------------


           Class AF-5B (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     5.229%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.360      5.399      5.410      5.400      5.361
           ===================================================================================
            WAL (yr)                     19.43      14.55      10.73       7.81       5.53
            MDUR (yr)                    11.78       9.76       7.81       6.06       4.56
            First Prin Pay               Jan19      Sep14      Jan11      Jul09      Mar08
            Last Prin Pay                Oct33      Aug30      Mar26      May22      Jul19
           -----------------------------------------------------------------------------------





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


     [OBJECT OMITTED]Countrywide(R)                                      Computational Materials for
     ------------------------------             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------

           Class AF-6 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     4.935%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              4.934      4.928      4.918      4.903      4.885
           ===================================================================================
            WAL (yr)                      7.94       6.91       5.72       4.53       3.65
            MDUR (yr)                     6.32       5.67       4.86       3.96       3.27
            First Prin Pay               Apr08      Apr08      Apr08      Jun08      Sep08
            Last Prin Pay                Jul18      Jan14      Jul11      Nov09      Nov08
           -----------------------------------------------------------------------------------


           Class AF-6 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     4.935%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              4.934      4.930      4.927      4.926      4.925
           ===================================================================================
            WAL (yr)                      8.05       7.28       6.82       6.60       6.55
            MDUR (yr)                     6.37       5.89       5.59       5.45       5.42
            First Prin Pay               Apr08      Apr08      Apr08      Jun08      Sep08
            Last Prin Pay                Aug33      Jun30      Jan26      Mar22      Apr19
           -----------------------------------------------------------------------------------



           Class MF-1 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     5.409%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.425      5.409      5.392      5.372      5.357
           ===================================================================================
            WAL (yr)                     10.79       7.37       5.43       4.19       3.58
            MDUR (yr)                     7.88       5.88       4.57       3.66       3.17
            First Prin Pay               Apr11      Jun09      Jun08      May08      Aug08
            Last Prin Pay                Jul18      Jan14      Jul11      Nov09      Nov08
           -----------------------------------------------------------------------------------


           Class MF-1 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     5.409%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.429      5.418      5.406      5.395      5.385
           ===================================================================================
            WAL (yr)                     12.88       9.38       7.22       5.84       5.05
            MDUR (yr)                     8.69       6.90       5.63       4.75       4.23
            First Prin Pay               Apr11      Jun09      Jun08      May08      Aug08
            Last Prin Pay                Jul31      Sep26      Mar22      Dec18      Aug16
           -----------------------------------------------------------------------------------





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


     [OBJECT OMITTED]Countrywide(R)                                      Computational Materials for
     ------------------------------             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------

           Class MF-2 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     5.458%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.474      5.459      5.441      5.421      5.405
           ===================================================================================
            WAL (yr)                     10.79       7.37       5.43       4.18       3.54
            MDUR (yr)                     7.86       5.87       4.56       3.64       3.14
            First Prin Pay               Apr11      Jun09      Jun08      May08      Jul08
            Last Prin Pay                Jul18      Jan14      Jul11      Nov09      Nov08
           -----------------------------------------------------------------------------------


           Class MF-2 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     5.458%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.478      5.468      5.456      5.444      5.434
           ===================================================================================
            WAL (yr)                     12.85       9.35       7.19       5.81       4.99
            MDUR (yr)                     8.66       6.87       5.61       4.72       4.18
            First Prin Pay               Apr11      Jun09      Jun08      May08      Jul08
            Last Prin Pay                Dec30      Nov25      Jul21      May18      Feb16
           -----------------------------------------------------------------------------------


           Class MF-3 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     5.558%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.575      5.560      5.541      5.521      5.504
           ===================================================================================
            WAL (yr)                     10.79       7.37       5.43       4.18       3.52
            MDUR (yr)                     7.82       5.85       4.55       3.63       3.11
            First Prin Pay               Apr11      Jun09      Jun08      May08      Jun08
            Last Prin Pay                Jul18      Jan14      Jul11      Nov09      Nov08
           -----------------------------------------------------------------------------------


           Class MF-3 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     5.558%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.580      5.569      5.556      5.544      5.533
           ===================================================================================
            WAL (yr)                     12.82       9.32       7.16       5.78       4.95
            MDUR (yr)                     8.59       6.82       5.57       4.69       4.14
            First Prin Pay               Apr11      Jun09      Jun08      May08      Jun08
            Last Prin Pay                Apr30      Jan25      Oct20      Oct17      Aug15
           -----------------------------------------------------------------------------------





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


     [OBJECT OMITTED]Countrywide(R)                                      Computational Materials for
     ------------------------------             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------

           Class MF-4 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     5.707%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.726      5.710      5.691      5.670      5.652
           ===================================================================================
            WAL (yr)                     10.79       7.37       5.43       4.18       3.50
            MDUR (yr)                     7.76       5.82       4.53       3.62       3.09
            First Prin Pay               Apr11      Jun09      Jun08      Apr08      Jun08
            Last Prin Pay                Jul18      Jan14      Jul11      Nov09      Nov08
           -----------------------------------------------------------------------------------


           Class MF-4 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     5.707%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.731      5.719      5.706      5.694      5.682
           ===================================================================================
            WAL (yr)                     12.79       9.28       7.12       5.75       4.91
            MDUR (yr)                     8.50       6.76       5.52       4.65       4.09
            First Prin Pay               Apr11      Jun09      Jun08      Apr08      Jun08
            Last Prin Pay                Sep29      May24      Mar20      Apr17      Mar15
           -----------------------------------------------------------------------------------



           Class MF-5 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     5.756%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.776      5.759      5.741      5.719      5.701
           ===================================================================================
            WAL (yr)                     10.79       7.37       5.43       4.17       3.49
            MDUR (yr)                     7.73       5.80       4.52       3.61       3.08
            First Prin Pay               Apr11      Jun09      Jun08      Apr08      May08
            Last Prin Pay                Jul18      Jan14      Jul11      Nov09      Nov08
           -----------------------------------------------------------------------------------


           Class MF-5 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     5.756%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.780      5.768      5.756      5.743      5.731
           ===================================================================================
            WAL (yr)                     12.74       9.23       7.08       5.71       4.87
            MDUR (yr)                     8.46       6.72       5.49       4.62       4.06
            First Prin Pay               Apr11      Jun09      Jun08      Apr08      May08
            Last Prin Pay                Jan29      Aug23      Jul19      Oct16      Oct14
           -----------------------------------------------------------------------------------





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


     [OBJECT OMITTED]Countrywide(R)                                      Computational Materials for
     ------------------------------             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------

           Class MF-6 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     5.806%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.827      5.810      5.791      5.769      5.751
           ===================================================================================
            WAL (yr)                     10.79       7.37       5.43       4.17       3.47
            MDUR (yr)                     7.71       5.79       4.52       3.60       3.06
            First Prin Pay               Apr11      Jun09      Jun08      Apr08      May08
            Last Prin Pay                Jul18      Jan14      Jul11      Nov09      Nov08
           -----------------------------------------------------------------------------------


           Class MF-6 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     5.806%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.831      5.819      5.806      5.793      5.781
           ===================================================================================
            WAL (yr)                     12.68       9.16       7.03       5.67       4.82
            MDUR (yr)                     8.42       6.68       5.46       4.59       4.02
            First Prin Pay               Apr11      Jun09      Jun08      Apr08      May08
            Last Prin Pay                Apr28      Oct22      Nov18      Mar16      Apr14
           -----------------------------------------------------------------------------------



           Class MF-7 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                      6.20%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              6.226      6.208      6.188      6.165      6.145
           ===================================================================================
            WAL (yr)                     10.79       7.37       5.43       4.17       3.47
            MDUR (yr)                     7.55       5.70       4.46       3.57       3.04
            First Prin Pay               Apr11      Jun09      Jun08      Apr08      May08
            Last Prin Pay                Jul18      Jan14      Jul11      Nov09      Nov08
           -----------------------------------------------------------------------------------


           Class MF-7 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                      6.20%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              6.230      6.217      6.203      6.189      6.176
           ===================================================================================
            WAL (yr)                     12.59       9.07       6.96       5.61       4.77
            MDUR (yr)                     8.19       6.52       5.34       4.50       3.95
            First Prin Pay               Apr11      Jun09      Jun08      Apr08      May08
            Last Prin Pay                Apr27      Nov21      Feb18      Aug15      Oct13
           -----------------------------------------------------------------------------------





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


     [OBJECT OMITTED]Countrywide(R)                                      Computational Materials for
     ------------------------------             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------

           Class MF-8 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                      6.20%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 99.537              6.287      6.289      6.292      6.295      6.297
           ===================================================================================
            WAL (yr)                     10.79       7.37       5.43       4.17       3.46
            MDUR (yr)                     7.54       5.70       4.46       3.56       3.03
            First Prin Pay               Apr11      Jun09      Jun08      Apr08      Apr08
            Last Prin Pay                Jul18      Jan14      Jul11      Nov09      Nov08
           -----------------------------------------------------------------------------------


           Class MF-8 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                      6.20%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 99.537              6.287      6.288      6.290      6.292      6.293
           ===================================================================================
            WAL (yr)                     12.45       8.95       6.86       5.53       4.69
            MDUR (yr)                     8.14       6.46       5.28       4.45       3.89
            First Prin Pay               Apr11      Jun09      Jun08      Apr08      Apr08
            Last Prin Pay                Apr26      Nov20      May17      Dec14      Apr13
           -----------------------------------------------------------------------------------



           Class BF (To Call)
           -----------------------------------------------------------------------------------
                Coupon                      6.20%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 97.123              6.612      6.720      6.842      6.982      7.109
           ===================================================================================
            WAL (yr)                     10.79       7.37       5.43       4.17       3.45
            MDUR (yr)                     7.48       5.66       4.43       3.54       3.00
            First Prin Pay               Apr11      Jun09      Jun08      Apr08      Apr08
            Last Prin Pay                Jul18      Jan14      Jul11      Nov09      Nov08
           -----------------------------------------------------------------------------------


           Class BF (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                      6.20%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 97.123              6.591      6.673      6.762      6.854      6.937
           ===================================================================================
            WAL (yr)                     12.19       8.73       6.69       5.39       4.56
            MDUR (yr)                     7.98       6.32       5.15       4.33       3.78
            First Prin Pay               Apr11      Jun09      Jun08      Apr08      Apr08
            Last Prin Pay                Nov24      Aug19      May16      Feb14      Aug12
           -----------------------------------------------------------------------------------





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


     [OBJECT OMITTED]Countrywide(R)                                      Computational Materials for
     ------------------------------             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


           Class 1-AV-1 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.10%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   10         10         10         10         10
           ===================================================================================
            WAL (yr)                      1.74       1.26       1.00       0.83       0.72
            MDUR (yr)                     1.69       1.24       0.99       0.83       0.72
            First Prin Pay               Apr05      Apr05      Apr05      Apr05      Apr05
            Last Prin Pay                Aug08      Oct07      Mar07      Oct06      Jul06
           -----------------------------------------------------------------------------------


           Class 1-AV-1 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.10%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   10         10         10         10         10
           ===================================================================================
            WAL (yr)                      1.74       1.26       1.00       0.83       0.72
            MDUR (yr)                     1.69       1.24       0.99       0.83       0.72
            First Prin Pay               Apr05      Apr05      Apr05      Apr05      Apr05
            Last Prin Pay                Aug08      Oct07      Mar07      Oct06      Jul06
           -----------------------------------------------------------------------------------



           Class 1-AV-2 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.20%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   20         20         20         20         20
           ===================================================================================
            WAL (yr)                      6.97       4.49       3.00       2.13       1.77
            MDUR (yr)                     6.20       4.17       2.86       2.07       1.73
            First Prin Pay               Aug08      Oct07      Mar07      Oct06      Jul06
            Last Prin Pay                Jul18      Jan14      Jul11      Jan08      Jul07
           -----------------------------------------------------------------------------------


           Class 1-AV-2 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.20%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   20         20         20         20         20
           ===================================================================================
            WAL (yr)                      7.01       4.51       3.00       2.13       1.77
            MDUR (yr)                     6.23       4.18       2.86       2.07       1.73
            First Prin Pay               Aug08      Oct07      Mar07      Oct06      Jul06
            Last Prin Pay                Jun20      Jan15      Jan12      Jan08      Jul07
           -----------------------------------------------------------------------------------





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


     [OBJECT OMITTED]Countrywide(R)                                      Computational Materials for
     ------------------------------             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------

           Class 1-AV-3 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.33%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   33         33         33         33         33
           ===================================================================================
            WAL (yr)                     13.32       8.82       6.32       2.88       2.37
            MDUR (yr)                    10.92       7.73       5.74       2.76       2.29
            First Prin Pay               Jul18      Jan14      Jul11      Jan08      Jul07
            Last Prin Pay                Jul18      Jan14      Jul11      Feb08      Sep07
           -----------------------------------------------------------------------------------


           Class 1-AV-3 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.33%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   41         42         42         33         33
           ===================================================================================
            WAL (yr)                     19.11      12.75       8.96       2.88       2.37
            MDUR (yr)                    14.36      10.48       7.79       2.76       2.29
            First Prin Pay               Jun20      Jan15      Jan12      Jan08      Jul07
            Last Prin Pay                Feb30      Nov22      Nov17      Feb08      Sep07
           -----------------------------------------------------------------------------------



           Class 2-AV-1 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.19%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   19         19         19         19         19
           ===================================================================================
            WAL (yr)                      3.90       2.65       1.95       1.40       1.19
            MDUR (yr)                     3.53       2.49       1.87       1.37       1.17
            First Prin Pay               Apr05      Apr05      Apr05      Apr05      Apr05
            Last Prin Pay                Jul18      Jan14      Jul11      Mar08      Sep07
           -----------------------------------------------------------------------------------


           Class 2-AV-1 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.19%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   20         20         20         19         19
           ===================================================================================
            WAL (yr)                      4.11       2.79       2.05       1.40       1.19
            MDUR (yr)                     3.66       2.59       1.94       1.37       1.17
            First Prin Pay               Apr05      Apr05      Apr05      Apr05      Apr05
            Last Prin Pay                Jan30      Nov22      Nov17      Mar08      Sep07
           -----------------------------------------------------------------------------------





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


     [OBJECT OMITTED]Countrywide(R)                                      Computational Materials for
     ------------------------------             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------

           Class 2-AV-2 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.24%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   24         24         24         24         24
           ===================================================================================
            WAL (yr)                      3.90       2.65       1.95       1.40       1.19
            MDUR (yr)                     3.52       2.48       1.87       1.37       1.17
            First Prin Pay               Apr05      Apr05      Apr05      Apr05      Apr05
            Last Prin Pay                Jul18      Jan14      Jul11      Mar08      Sep07
           -----------------------------------------------------------------------------------


           Class 2-AV-2 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.24%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   25         25         25         24         24
           ===================================================================================
            WAL (yr)                      4.11       2.79       2.05       1.40       1.19
            MDUR (yr)                     3.66       2.59       1.94       1.37       1.17
            First Prin Pay               Apr05      Apr05      Apr05      Apr05      Apr05
            Last Prin Pay                Jan30      Nov22      Nov17      Mar08      Sep07
           -----------------------------------------------------------------------------------




           Class 3-AV-1 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.07%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   7          7          7          7          7
           ===================================================================================
            WAL (yr)                      1.72       1.26       1.00       0.84       0.72
            MDUR (yr)                     1.67       1.23       0.99       0.83       0.72
            First Prin Pay               Apr05      Apr05      Apr05      Apr05      Apr05
            Last Prin Pay                Jul08      Oct07      Mar07      Oct06      Jul06
           -----------------------------------------------------------------------------------


           Class 3-AV-1 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.07%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   7          7          7          7          7
           ===================================================================================
            WAL (yr)                      1.72       1.26       1.00       0.84       0.72
            MDUR (yr)                     1.67       1.23       0.99       0.83       0.72
            First Prin Pay               Apr05      Apr05      Apr05      Apr05      Apr05
            Last Prin Pay                Jul08      Oct07      Mar07      Oct06      Jul06
           -----------------------------------------------------------------------------------





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


     [OBJECT OMITTED]Countrywide(R)                                      Computational Materials for
     ------------------------------             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------

           Class 3-AV-2 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.27%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   27         27         27         27         27
           ===================================================================================
            WAL (yr)                      7.58       4.90       3.28       2.19       1.83
            MDUR (yr)                     6.64       4.50       3.10       2.12       1.78
            First Prin Pay               Jul08      Oct07      Mar07      Oct06      Jul06
            Last Prin Pay                Jul18      Jan14      Jul11      Feb08      Aug07
           -----------------------------------------------------------------------------------


           Class 3-AV-2 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.27%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   28         29         29         27         27
           ===================================================================================
            WAL (yr)                      8.17       5.30       3.55       2.19       1.83
            MDUR (yr)                     7.00       4.78       3.31       2.12       1.78
            First Prin Pay               Jul08      Oct07      Mar07      Oct06      Jul06
            Last Prin Pay                Jan30      Oct22      Nov17      Feb08      Aug07
           -----------------------------------------------------------------------------------



           Class 3-AV-3 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.25%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   25         25         25         25         25
           ===================================================================================
            WAL (yr)                      3.81       2.56       1.82       1.32       1.12
            MDUR (yr)                     3.45       2.40       1.74       1.29       1.10
            First Prin Pay               Apr05      Apr05      Apr05      Apr05      Apr05
            Last Prin Pay                Jul18      Jan14      Jul11      Feb08      Aug07
           -----------------------------------------------------------------------------------


           Class 3-AV-3 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.25%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   26         26         26         25         25
           ===================================================================================
            WAL (yr)                      4.03       2.70       1.91       1.32       1.12
            MDUR (yr)                     3.58       2.50       1.82       1.29       1.10
            First Prin Pay               Apr05      Apr05      Apr05      Apr05      Apr05
            Last Prin Pay                Jan30      Oct22      Nov17      Feb08      Aug07
           -----------------------------------------------------------------------------------





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


     [OBJECT OMITTED]Countrywide(R)                                      Computational Materials for
     ------------------------------             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------

           Class MV-1 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.46%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   46         46         46         46         46
           ===================================================================================
            WAL (yr)                      7.91       5.19       4.33       4.02       3.48
            MDUR (yr)                     6.85       4.72       4.03       3.76       3.29
            First Prin Pay               Oct08      May08      Sep08      Mar08      Sep07
            Last Prin Pay                Jul18      Jan14      Jul11      Nov09      Nov08
           -----------------------------------------------------------------------------------


           Class MV-1 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.46%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   47         47         47         51         49
           ===================================================================================
            WAL (yr)                      8.52       5.58       4.59       5.17       4.16
            MDUR (yr)                     7.21       5.00       4.23       4.71       3.88
            First Prin Pay               Oct08      May08      Sep08      Mar08      Sep07
            Last Prin Pay                Jun27      Jun20      Jan16      Jul14      Feb12
           -----------------------------------------------------------------------------------



           Class MV-2 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.48%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   48         48         48         48         48
           ===================================================================================
            WAL (yr)                      7.91       5.18       4.13       4.27       3.30
            MDUR (yr)                     6.84       4.71       3.85       3.99       3.13
            First Prin Pay               Oct08      May08      Jul08      Dec08      May08
            Last Prin Pay                Jul18      Jan14      Jul11      Nov09      Nov08
           -----------------------------------------------------------------------------------


           Class MV-2 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.48%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   49         49         49         49         49
           ===================================================================================
            WAL (yr)                      8.50       5.55       4.38       4.44       3.39
            MDUR (yr)                     7.19       4.98       4.05       4.13       3.21
            First Prin Pay               Oct08      May08      Jul08      Dec08      May08
            Last Prin Pay                Jul26      Aug19      May15      Aug12      Aug10
           -----------------------------------------------------------------------------------





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


     [OBJECT OMITTED]Countrywide(R)                                      Computational Materials for
     ------------------------------             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------

           Class MV-3 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.53%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   53         53         53         53         53
           ===================================================================================
            WAL (yr)                      7.91       5.17       4.07       3.80       3.18
            MDUR (yr)                     6.82       4.70       3.79       3.57       3.02
            First Prin Pay               Oct08      Apr08      Jul08      Sep08      Apr08
            Last Prin Pay                Jul18      Jan14      Jul11      Nov09      Nov08
           -----------------------------------------------------------------------------------


           Class MV-3 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.53%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   54         54         54         54         54
           ===================================================================================
            WAL (yr)                      8.47       5.53       4.30       3.95       3.26
            MDUR (yr)                     7.16       4.95       3.97       3.70       3.09
            First Prin Pay               Oct08      Apr08      Jul08      Sep08      Apr08
            Last Prin Pay                Aug25      Dec18      Nov14      Mar12      Apr10
           -----------------------------------------------------------------------------------


           Class MV-4 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.70%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   70         70         70         70         70
           ===================================================================================
            WAL (yr)                      7.91       5.16       4.03       3.65       3.11
            MDUR (yr)                     6.77       4.66       3.74       3.42       2.95
            First Prin Pay               Oct08      Apr08      Jun08      Aug08      Mar08
            Last Prin Pay                Jul18      Jan14      Jul11      Nov09      Nov08
           -----------------------------------------------------------------------------------


           Class MV-4 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.70%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   72         72         71         71         71
           ===================================================================================
            WAL (yr)                      8.44       5.50       4.25       3.79       3.18
            MDUR (yr)                     7.08       4.90       3.91       3.54       3.01
            First Prin Pay               Oct08      Apr08      Jun08      Aug08      Mar08
            Last Prin Pay                Dec24      May18      Jul14      Dec11      Feb10
           -----------------------------------------------------------------------------------





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


     [OBJECT OMITTED]Countrywide(R)                                      Computational Materials for
     ------------------------------             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------

           Class MV-5 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.72%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   72         72         72         72         72
           ===================================================================================
            WAL (yr)                      7.91       5.16       4.02       3.57       3.08
            MDUR (yr)                     6.76       4.66       3.73       3.35       2.92
            First Prin Pay               Oct08      Apr08      May08      Jul08      Feb08
            Last Prin Pay                Jul18      Jan14      Jul11      Nov09      Nov08
           -----------------------------------------------------------------------------------


           Class MV-5 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.72%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   73         74         73         73         73
           ===================================================================================
            WAL (yr)                      8.41       5.47       4.21       3.69       3.14
            MDUR (yr)                     7.06       4.88       3.88       3.45       2.97
            First Prin Pay               Oct08      Apr08      May08      Jul08      Feb08
            Last Prin Pay                Apr24      Nov17      Feb14      Aug11      Nov09
           -----------------------------------------------------------------------------------


           Class MV-6 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.78%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   78         78         78         78         78
           ===================================================================================
            WAL (yr)                      7.91       5.16       3.99       3.51       3.05
            MDUR (yr)                     6.74       4.65       3.70       3.29       2.89
            First Prin Pay               Oct08      Apr08      May08      Jun08      Jan08
            Last Prin Pay                Jul18      Jan14      Jul11      Nov09      Nov08
           -----------------------------------------------------------------------------------


           Class MV-6 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.78%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   79         80         79         79         78
           ===================================================================================
            WAL (yr)                      8.36       5.43       4.16       3.61       3.09
            MDUR (yr)                     7.01       4.84       3.83       3.37       2.92
            First Prin Pay               Oct08      Apr08      May08      Jun08      Jan08
            Last Prin Pay                Jun23      Mar17      Aug13      Apr11      Jul09
           -----------------------------------------------------------------------------------





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


     [OBJECT OMITTED]Countrywide(R)                                      Computational Materials for
     ------------------------------             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------

           Class MV-7 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      1.25%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  125        125        125        125        125
           ===================================================================================
            WAL (yr)                      7.91       5.16       3.99       3.47       2.99
            MDUR (yr)                     6.59       4.58       3.65       3.22       2.81
            First Prin Pay               Oct08      Apr08      May08      May08      Dec07
            Last Prin Pay                Jul18      Jan14      Jul11      Nov09      Nov08
           -----------------------------------------------------------------------------------


           Class MV-7 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      1.25%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  127        127        127        126        125
           ===================================================================================
            WAL (yr)                      8.29       5.38       4.12       3.54       3.01
            MDUR (yr)                     6.81       4.73       3.75       3.28       2.83
            First Prin Pay               Oct08      Apr08      May08      May08      Dec07
            Last Prin Pay                Jun22      Jul16      Feb13      Nov10      Apr09
           -----------------------------------------------------------------------------------


           Class MV-8 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      1.30%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  130        130        130        130        130
           ===================================================================================
            WAL (yr)                      7.91       5.16       3.97       3.44       2.94
            MDUR (yr)                     6.58       4.57       3.63       3.20       2.76
            First Prin Pay               Oct08      Apr08      Apr08      May08      Dec07
            Last Prin Pay                Jul18      Jan14      Jul11      Nov09      Nov08
           -----------------------------------------------------------------------------------


           Class MV-8 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      1.30%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  131        131        131        131        130
           ===================================================================================
            WAL (yr)                      8.19       5.31       4.04       3.47       2.94
            MDUR (yr)                     6.73       4.67       3.68       3.22       2.76
            First Prin Pay               Oct08      Apr08      Apr08      May08      Dec07
            Last Prin Pay                May21      Sep15      Jul12      May10      Jan09
           -----------------------------------------------------------------------------------





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


     [OBJECT OMITTED]Countrywide(R)                                      Computational Materials for
     ------------------------------             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------

           Class BV (To Call)
           -----------------------------------------------------------------------------------
                Margin                      2.00%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  200        200        200        200        200
           ===================================================================================
            WAL (yr)                      7.91       5.16       3.94       3.39       2.88
            MDUR (yr)                     6.36       4.46       3.54       3.11       2.68
            First Prin Pay               Oct08      Apr08      Apr08      Apr08      Nov07
            Last Prin Pay                Jul18      Jan14      Jul11      Nov09      Oct08
           -----------------------------------------------------------------------------------


           Class BV (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      2.00%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  201        201        200        200        200
           ===================================================================================
            WAL (yr)                      8.03       5.20       3.95       3.39       2.88
            MDUR (yr)                     6.43       4.49       3.55       3.11       2.68
            First Prin Pay               Oct08      Apr08      Apr08      Apr08      Nov07
            Last Prin Pay                Feb20      Nov14      Nov11      Dec09      Oct08
           -----------------------------------------------------------------------------------
